                                    EXHIBIT 99.1

                            [Western Bancorp Letterhead]

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PRESS RELEASE
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Western Bancorp  (NASDAQ:  WEBC)
4100 Newport Place, Suite 900
Newport Beach, California 92660
Contacts:      Matthew P. Wagner             Arnold C. Hahn
               President &                   Chief Financial Officer
               Chief Executive Officer
Phone:         310/477-2401                  714/863-2351
FAX:           310/231-0321                  714/757-5844



FOR IMMEDIATE RELEASE

               WESTERN BANCORP ANNOUNCES FIRST QUARTER 1998 EARNINGS

April 15, 1998

Newport Beach, California . . . Western Bancorp ("Western") today announced that its consolidated net income for the quarter ended March 31, 1998 was $5,335,000, or $0.38 per diluted share. This compares with earnings of $2,976,000, or $0.28 per diluted share, for the quarter ended March 31, 1997. On an operating basis, before the amortization of goodwill and before the after-tax gain on sale of loans, net income for the three month periods would have been $7,286,000 and $3,632,000 in 1998 and 1997, respectively, or $0.52 and $0.34 per diluted share, respectively, a growth of approximately 53%. Diluted operating net income per share grew approximately 11% from $0.46 per diluted share in the fourth quarter of 1997.

On January 27, 1998, Western consummated the acquisition of Santa Monica Bank through the merger of Santa Monica Bank with and into Western Bank, a wholly owned subsidiary of Western Bancorp. The name of Western Bank has been changed to Santa Monica Bank. The acquisition was accounted for as a purchase and, therefore, the earnings of Santa Monica Bank have been included in operating results since February 1, 1998. As a result of this acquisition, approximately 4,974,000 shares of Western Bancorp Common Stock were issued to certain holders of common stock of Santa Monica Bank and to certain private investors. As a result of the acquisition and the issuance of additional shares, book value per share increased from $12.18 at December 31, 1997 to $18.16 at March 31, 1998.


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Western's operating return on tangible assets improved from 1.15% in the first quarter of 1997 to 1.46% in the fourth quarter of 1997 to 1.71% in the first quarter of 1998. This improvement comes from improving credit quality, a higher net interest margin and improvements in efficiency.

Credit quality at Western continues to improve. The allowance for loan and lease losses increased from 1.80% of loans and leases at December 31, 1997 to 1.99% at March 31, 1998. The allowance for loan and lease losses to non-performing assets increased from 115.6% to 130.0% over the same time period. In addition, Western had net recoveries of approximately $284,000 during the quarter, an annualized net recovery rate of 10 basis points.

Matthew P. Wagner, President and Chief Executive Officer of Western Bancorp, stated "Western Bancorp continues to make substantial progress on its goals:
- In January we successfully completed the acquisition of Santa Monica Bank and the integration process is well under way.
- In February we had a very successful integration of the old National Bank of Southern California into Southern California Bank. The integration of Santa Monica Bank is planned for the third and fourth quarters of the year.
- Western continues to make progress on improving its operating efficiency ratio, from 65.1% in the first quarter of 1997 to 55.5% in the fourth quarter of 1997 to 54.7% in the first quarter of 1998. This progress comes even though there is much integration work left to complete.
- We are disappointed in our loan production in the first quarter. Competition continues to be intense in Southern California. However, Western will not sacrifice credit quality for short-term gains in loans."

Western remains well capitalized with a leverage ratio of approximately 7.1%.

Western serves its clients in Southern California through its two banking subsidiaries: Southern California Bank and Santa Monica Bank. Southern California Bank serves southern Los Angeles, Orange and San Diego Counties with sixteen branches and with its specialized escrow services and asset based lending. Santa Monica Bank serves its clients in Santa Monica, Malibu, Marina del Rey, Beverly Hills, Century City and Westwood with thirteen branches and its specialized trust and investment management services.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that involve inherent risks and uncertainties. Western Bancorp cautions readers that a number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include economic conditions and competition in the geographic and business areas in which Western Bancorp and its subsidiaries operate, inflation, fluctuations in interest rates, legislation and governmental regulation and the progress of integrating Santa Monica Bank, Western Bank and Southern California Bank.


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                                  WESTERN BANCORP
                         UNAUDITED CONDENSED BALANCE SHEETS



                                                     March 31          December 31,
                                                       1998                1997
                                                   -------------       ------------
                                                  (In thousands except per share data)
ASSETS:
Cash and due from banks                            $     145,300       $     97,456
Federal funds sold                                       239,621            138,702
                                                   -------------       ------------
    TOTAL CASH AND CASH EQUIVALENTS                      384,921            236,158
FRB and FHLB stock                                         5,673              5,610
Securities:
  Securities available for sale                          250,997            201,904
                                                   -------------       ------------
     TOTAL SECURITIES                                    256,670            207,514
Net loans                                              1,228,902            864,840
Property, plant and equipment                             31,946             13,685
Other real estate owned                                    7,508              6,261
Goodwill                                                 148,135             30,431
Other assets                                              26,661             24,621
                                                   -------------       ------------
     TOTAL ASSETS                                  $   2,084,743       $  1,383,510
                                                   -------------       ------------
                                                   -------------       ------------
LIABILITIES AND SHAREHOLDERS' EQUITY:
LIABILITIES:
Non-interest bearing deposits                      $     631,002       $    457,503
Interest bearing deposits                              1,132,622            769,290
                                                   -------------       ------------
     TOTAL DEPOSITS                                    1,763,624          1,226,793
Borrowed funds                                            18,169             12,751
Accrued interest payable & other liabilities              18,045             14,311
                                                   -------------       ------------
     TOTAL LIABILITIES                                 1,799,838          1,253,855

SHAREHOLDERS' EQUITY:
Preferred stock                                                -                  -
Common stock                                             262,968            112,947
Retained earnings                                         22,005             16,802
Unrealized net (losses) on investments
    available for sale, net                                 (68)               (94)
                                                   -------------       ------------
     TOTAL SHAREHOLDERS' EQUITY                          284,905            129,655

                                                   -------------       ------------
      TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     $   2,084,743       $  1,383,510
                                                   -------------       ------------
                                                   -------------       ------------
Number of common shares outstanding                     15,689.9           10,648.3
Common shareholders' equity per share              $       18.16       $      12.18
Tangible common shareholders' equity per share     $        8.71       $       9.32



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                                  WESTERN BANCORP
                         UNAUDITED CONDENSED BALANCE SHEETS

                                                                     Three Months Ended
                                                                          March 31
                                                                 ---------------------------
                                                                    1998(a)         1997(a)
                                                                    -------         -------
INTEREST INCOME:
   Interest and fees on loans                                    $    26,755     $    19,045
   Interest on investment securities                                   3,710           4,308
   Interest on federal funds sold                                      2,302             612
                                                                 -----------     -----------
       TOTAL INTEREST INCOME                                          32,767          23,965

INTEREST EXPENSE:
   Interest expense on deposits                                        8,665           6,676
   Interest expense on notes payable and other
       interest-bearing liabilities                                      217             339
                                                                 -----------     -----------
       TOTAL INTEREST EXPENSE                                          8,882           7,015

                                                                 -----------     -----------
NET INTEREST INCOME:                                                  23,885          16,950
   Less:  provision for loan and lease losses                            150             725
                                                                 -----------     -----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES         23,735          16,225
NON-INTEREST INCOME:
   Service charges and fees on deposit accounts                        1,909           1,383
   Trust fees                                                            637              -
   Escrow fees                                                           258             155
   Other fees and charges                                                443             504
   Gain on sale of loans and other assets                                 -               78
   Securities gains                                                      113             107
   Other income                                                          253             282
                                                                 -----------     -----------
       TOTAL NON-INTEREST INCOME                                       3,613           2,509

NON-INTEREST EXPENSE:
   Salaries and benefits                                               8,542           6,660
   Occupancy, furniture and equipment                                  2,347           1,916
   Advertising and business development                                  276             370
   Other real estate owned                                               189              46
   Professional services                                                 838           1,064
   Telephone, stationery and supplies                                    736             712
   Goodwill amortization                                               1,951             636
   Data processing                                                       558             388
   Customer services cost                                                321             131
   Merger costs                                                           -               66
   Other                                                               1,223           1,338
                                                                 -----------     -----------
       TOTAL NON-INTEREST EXPENSE                                     16,981          13,327

                                                                 -----------     -----------
   Income before income taxes                                         10,367           5,407
   Income taxes                                                        5,032           2,431
                                                                 -----------     -----------
       NET INCOME                                                $     5,335     $     2,976
                                                                 -----------     -----------
                                                                 -----------     -----------

   Number of shares (weighted average)                              13,938.4        10,487.0
   Diluted shares (weighted average)                                14,139.0        10,757.7

   Earnings per share                                            $      0.38     $      0.28
   Earnings per diluted share                                    $      0.38     $      0.28


a) Santa Monica Bank was acquired on January 27, 1998. Accordingly Santa Monica Bank's operating results are not included in the amounts for the 1997 period and is included for only two months of the 1998 period.

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





                                                                       Three Months Ended                Three Mos.
                                                                            March 31                       Ended
                                                             -----------------------------------           Dec 31
                                                                   1998                  1997               1997
                                                                   ----                  ----               ----
PER SHARE INFORMATION (Shares in thousands)
    Number of shares (weighted average)                           13,938.4              10,487.0           10,621.0
    Diluted shares (weighted shares)                              14,139.0              10,757.7           10,835.0
    Income (loss) per share                                  $        0.38         $        0.28       $      (0.41)
    Income (loss) per diluted share                          $        0.38         $        0.28       $      (0.41)

    BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
    Income per share                                         $        0.52         $        0.35       $       0.47
    Income per diluted share                                 $        0.52         $        0.34       $       0.46


PROFITABLILITY MEASURES:
    Return on average assets                                          1.18%                 0.92%            (1.25%)
    Return on average equity                                           9.5%                  9.2%            (12.9%)

    BEFORE MERGER COSTS AND GOODWILL AMORTIZATION
    Return on average tangible assets                                 1.71%                 1.15%              1.46%
    Return on average equity                                          12.9%                 11.2%              14.8%
    Efficiency ratio                                                  54.7%                 65.1%              55.5%

ADJUSTMENTS TO NET INCOME
    Net income                                                $       5,335        $        2,976
    Merger costs                                                        -                      66
        Tax benefits                                                    -                     -
                                                              -------------        ---------------
    After tax merger costs                                              -                      66
    Goodwill amortization                                             1,951                   636
    Gain on sale of loans available for sale - after tax                -                    (46)
                                                              -------------        ---------------
                                     ADJUSTED NET INCOME      $       7,286        $        3,632
                                                              -------------        ---------------
                                                              -------------        ---------------

ADJUSTMENTS TO REVENUES
    Net interest income                                       $      23,885        $       16,950
    Non interest income                                               3,613                 2,509
                                                              -------------        ---------------
        Revenue before adjustments                                   27,498                19,459
    Gain on sale of loans                                               -                    (78)
                                                              -------------        ---------------
                                        ADJUSTED REVENUE      $      27,498        $       19,381
                                                              -------------        ---------------
                                                              -------------        ---------------

ADJUSTMENTS TO EXPENSES
    Non interest expense                                      $      16,981        $       13,327
    Merger costs                                                        -                    (66)
    Goodwill amortization                                           (1,951)                 (636)
                                                              -------------        ---------------
                                        ADJUSTED REVENUE      $      15,030        $       12,625
                                                              -------------        ---------------
                                                              -------------        ---------------


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


AVERAGE BALANCE SHEETS                                              Three Months Ended                 Three Mos.
   (In thousands)                                                        March 31                        Ended
                                                              -----------------------------              Dec 31
                                                                  1998            1997                    1997
                                                                  ----            ----                    ----
AVERAGE ASSETS
   Loans and leases, net of deferred fees and costs           $ 1,128,806      $    811,963
   Investments                                                    264,318           299,414
   Federal funds sold                                             168,082            47,511
   Interest bearing deposits at banks                                 -                 813
                                                              -----------      ------------
                                    AVERAGE EARNING ASSETS      1,561,206         1,159,701
   Goodwill                                                       107,941            32,644
   Other assets                                                   161,911           124,511
                                                              -----------      ------------
                                            AVERAGE ASSETS    $ 1,831,058      $  1,316,856
                                                              -----------      ------------
                                                              -----------      ------------
AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY

   Non-interest bearing deposits                              $   550,132      $    390,149
   Interest bearing deposits                                    1,016,388           767,480
                                                              -----------      ------------
                                          AVERAGE DEPOSITS      1,566,520         1,157,629
   Other interest bearing liabilities                              14,739            17,764
   Other liabilities                                               21,124            10,343
                                                              -----------      ------------
                                       AVERAGE LIABILITIES      1,602,383         1,185,736

                                                              -----------      ------------
   Equity                                                         228,675           131,120


                                  AVERAGE LIABILITIES AND     -----------      ------------
                                     SHAREHOLDERS' EQUITY     $ 1,831,058      $  1,316,856
                                                              -----------      ------------
                                                              -----------      ------------
YIELD ANALYSIS
(Dollars in millions)

 Average earning assets                                       $   1,561.2      $    1,159.7              $  1,232.9
    Yield                                                            8.51%             8.38%                   8.43%

 Average interest bearing deposits                            $   1,016.4      $      767.5              $    804.5
    Cost                                                             3.46%             3.53%                   3.63%

 Average deposits                                             $   1,566.5      $    1,157.6              $  1,232.8
    Cost                                                             2.24%             2.34%                   2.37%

 Average interest bearing liabilities                         $   1,031.1      $      785.2              $    817.7
    Cost                                                             3.49%             3.62%                   3.71%

 Interest spread                                                     5.02%             4.76%                   4.72%
 Net interest margin                                                 6.20%             5.93%                   5.97%



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


CREDIT QUALITY MEASURES
 (DOLLARS IN THOUSANDS)
                                                                              Quarter Ended                                Year
                                                     ---------------------------------------------------------------       Ended
                                                     31-Mar        31-Dec       30-Sep        30-Jun        31-Mar        31-Dec
                                                      1998          1997         1997          1997          1997          1996
                                                      ----          ----         ----          ----          ----          ----
 Loans past due 90 days and still accruing           $     -        $    31     $  1,267       $   422     $     472       $    193

 Nonaccrual loans and leases                           11,713         7,488        9,468        14,665        17,134         16,157
 Other real estate owned                                7,508         6,261        8,354         7,680        10,966          7,082
                                                     --------   -----------   ----------   -----------   -----------    -----------
     NON-PERFORMING ASSETS                             19,221        13,749       17,822        22,345        28,100         23,239

 Impaired loans gross                                  17,579        13,482       14,960        18,530        19,259         21,034
 Allocated reserves                                       679           679          418         1,806         1,895          2,172
                                                     --------   -----------   ----------   -----------   -----------    -----------
      NET INVESTMENT IN IMPAIRED LOANS                 16,900        12,803       14,542        16,724        17,364         18,862

 Charge offs                                              296           422        1,461         1,394           888          4,675
 Recoveries                                               580           481          551           349           121          1,123
                                                     --------   -----------   ----------   -----------   -----------    -----------
      NET CHARGE-OFFS (RECOVERIES)                       (284)          (59)         910         1,045           767          3,552

 Allowance for loan and lease losses ("ALLL")          24,985        15,894       15,160        15,345        15,715         15,757
 Loans and leases, net of deferred fees and costs   1,253,889       880,734      874,283       849,141       816,907        818,592
 Average loans and leases,
     net of deferred fees and costs                 1,128,806       868,466      854,323       828,362       816,368        613,676

 ALLL to loans and leases                                1.99%         1.80%        1.73%         1.81%         1.92%          1.92%
 ALLL to nonaccrual loans and leases                    213.3%        212.3%       160.1%        104.6%         91.7%          97.5%
 ALLL to non performing assets                          130.0%        115.6%        85.1%         68.7%         55.9%          67.8%

 Non-performing assets to loans, leases
     and OREO                                            1.52%         1.55%        2.02%         2.61%         3.39%          2.81%
 Annualized net charge-offs (recoveries) to
     average loans and leases                           (0.10%)       (0.03%)       0.43%         0.50%         0.38%
 Full year net charge-offs to average
     loans and leases                                                  0.31%                                                   0.58%



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